EXHIBIT 24.1

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each of Bank of America Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Paul J. Polking and Charles
M. Berger, and each of them acting individually, its, his and her true and lawful attorneys, with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), in connection with $15,000,000,000 in aggregate initial offering price of Bank of America Corporation's unsecured debt securities, preferred stock, common stock, fractional interests in preferred stock represented by depositary shares, warrants or a combination of other securities in the form of units (hereinafter collectively referred to as the "Securities"), which Securities may be offered separately or together, in separate series and in amounts, at prices and on terms to be determined at the time of sale, all as authorized by the Board of Directors of Bank of America Corporation as of June 23, 1999, and all documents in support thereof or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (hereinafter collectively called the "Registration Statement"); and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the Securities covered by said Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of Bank of America Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Bank of America Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Bank of America Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

      IN WITNESS WHEREOF, Bank of America Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                                       BANK OF AMERICA CORPORATION


                                       By: /s/ Hugh L. McColl, Jr.
                                           -------------------------------------
                                           (Hugh L. McColl, Jr.)
                                           Chairman and Chief Executive Officer


Dated: June 23, 1999



Signature                             Title                      Date
---------                             -----                      ----

/s/ Hugh L. McColl, Jr.    Chairman of the Board,           June 23, 1999
-------------------------  Chief Executive Officer and
(Hugh L. McColl, Jr.)      Director (Principal
                           Executive Officer)


/s/ James H. Hance, Jr.    Vice Chairman and Chief          June 23, 1999
-------------------------  Financial Officer
(James H. Hance, Jr.)      (Principal Financial
                           Officer)


/s/ Marc D. Oken           Executive Vice President         June 23, 1999
-------------------------  and Principal Financial
(Marc D. Oken)             Executive (Principal
                           Accounting Officer)


/s/ Charles W. Coker       Director                         June 23, 1999
-------------------------
(Charles W. Coker)


-------------------------  Director                         June 23, 1999
(Timm F. Crull)

/s/ Alan T. Dickson        Director                         June 23, 1999
-------------------------
(Alan T. Dickson)

/s/ Kathleen F. Feldstein  Director                         June 23, 1999
-------------------------
(Kathleen F. Feldstein)

Signature                             Title                      Date
---------                             -----                      ----

/s/ Paul Fulton            Director                         June 23, 1999
-------------------------
(Paul Fulton)

/s/ Donald E. Guinn        Director                         June 23, 1999
-------------------------
(Donald E. Guinn)

/s/ C. Ray Holman          Director                         June 23, 1999
-------------------------
(C. Ray Holman)

/s/ W.W. Johnson           Director                         June 23, 1999
-------------------------
(W.W. Johnson)


-------------------------  Director                         June 23, 1999
(Walter E. Massey)

/s/ Richard M. Rosenberg   Director                         June 23, 1999
-------------------------
(Richard M. Rosenberg)

/s/ O. Temple Sloan, Jr.   Director                         June 23, 1999
-------------------------
(O. Temple Sloan, Jr.)

/s/ Meredith R. Spangler   Director                         June 23, 1999
-------------------------
(Meredith R. Spangler)


-------------------------  Director                         June 23, 1999
(A. Michael Spence)

/s/ Ronald Townsend        Director                         June 23, 1999
-------------------------
(Ronald Townsend)

/s/ Solomon D. Trujillo    Director                         June 23, 1999
-------------------------
(Solomon D. Trujillo)

/s/ Jackie M. Ward         Director                         June 23, 1999
-------------------------
(Jackie M. Ward)

Signature                             Title                      Date
---------                             -----                      ----



/s/ Virgil R. Williams     Director                         June 23, 1999
-------------------------
(Virgil R. Williams)

/s/ Shirley Young          Director                         June 23, 1999
-------------------------
(Shirley Young)















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